                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2005-HE1
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[410,030,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-HE1




                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER



                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE


                                 APRIL 15, 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2005-HE1
--------------------------------------------------------------------------------


Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                     $103,346,320
Aggregate Original Principal Balance                        $103,380,142
Number of Mortgage Loans                                         409


                                        MINIMUM                MAXIMUM                   AVERAGE (1)
                                        -------                -------                   -----------
Original Principal Balance             $60,000                $870,000                    $252,763
Outstanding Principal Balance          $60,000                $870,000                    $252,680

                                        MINIMUM                MAXIMUM              WEIGHTED AVERAGE (2)
                                        -------                -------              --------------------
Original Term (mos)                      360                     360                        360
Stated remaining Term (mos)              351                     359                        354
Loan Age (mos)                            1                       9                          6
Current Interest Rate                   4.990%                 9.150%                      6.479%
Initial Interest Rate Cap(4)            1.000%                 3.000%                      2.490%
Periodic Rate Cap(4)                    1.000%                 2.000%                      1.403%
Gross Margin(4)                         3.990%                 8.000%                      5.952%
Maximum Mortgage Rate(4)               11.375%                 15.950%                    12.726%
Minimum Mortgage Rate(4)                4.990%                 9.150%                      6.467%
Months to Roll(4)                         15                     56                          32
Original Loan-to-Value                  37.97%                 100.00%                     82.21%
Credit Score (3)                         537                     795                        664


                                       EARLIEST                 LATEST
                                       --------                 ------
Maturity Date                         06/01/2034             02/01/2035

                                      PERCENT OF                                         PERCENT OF
LIEN POSITION                       MORTGAGE POOL     YEAR OF ORIGINATION              MORTGAGE POOL
-------------                       -------------     -------------------              -------------
1st Lien                                      100.00% 2004                                            96.37%
2nd Lien                                         0.00 2005                                              3.63

OCCUPANCY                                             LOAN PURPOSE
Primary                                        92.73% Purchase                                        58.40%
Second Home                                      0.30 Refinance - Rate/Term                             3.23
Investment                                       6.96 Refinance - Cashout                              38.38

LOAN TYPE                                             PROPERTY TYPE
Fixed Rate                                      4.93% Single Family                                   65.44%
ARM                                             95.07 Two- to Four-Family                              13.62
                                                      Planned Unit Development                         12.40
AMORTIZATION TYPE                                     Condominium                                       8.02
Fully Amortizing                                0.00% Townhouse                                         0.32
Interest Only                                  100.00 Manufactured Housing                              0.19
Balloon                                          0.00

(1)      Sum of Principal Balance divided by total number of loans.

(2)      Weighted by Outstanding Principal Balance.

(3)      Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                    NUMBER      AGGREGATE                           WEIGHTED       AVERAGE     WEIGHTED
                      OF        PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE       PRINCIPAL    AVERAGE      PERCENT
RANGE OF           MORTGAGE      BALANCE     MORTGAGE    AVERAGE     CREDIT        BALANCE     ORIGINAL      FULL     PERCENT
MORTGAGE RATES      LOANS      OUTSTANDING     POOL       COUPON     SCORE       OUTSTANDING      LTV        DOC        IO
--------------     --------   ------------  ----------   --------   --------     -----------   --------     -------   -------
5.500% or less          21      $7,444,559     7.20%       5.405%     691        $354,503       81.54%      89.13%    100.00%
5.501% to 6.000%        89      24,072,009     23.29        5.877     667         270,472        79.50       78.33     100.00
6.001% to 6.500%       121      30,601,317     29.61        6.307     668         252,903        81.06       60.71     100.00
6.501% to 7.000%        93      23,390,147     22.63        6.826     662         251,507        84.12       47.50     100.00
7.001% to 7.500%        51      11,210,945     10.85        7.297     651         219,822        84.71       43.53     100.00
7.501% to 8.000%        21       4,322,924      4.18        7.777     643         205,854        85.96       56.10     100.00
8.001% to 8.500%         6         923,881      0.89        8.297     581         153,980        86.00       61.44     100.00
8.501% to 9.000%         6       1,233,392      1.19        8.752     626         205,565        90.83       16.17     100.00
9.001% to 9.500%         1         147,145      0.14        9.150     618         147,145       100.00      100.00     100.00
TOTAL:                 409    $103,346,320   100.00%       6.479%     664        $252,680       82.21%      61.35%    100.00%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 9.150% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.479% per annum.


REMAINING MONTHS TO STATED MATURITY


                            NUMBER      AGGREGATE                            WEIGHTED   AVERAGE      WEIGHTED
                              OF        PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL     AVERAGE   PERCENT
RANGE OF                   MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT    BALANCE     ORIGINAL    FULL     PERCENT
REMAINING TERMS (MONTHS)    LOANS      OUTSTANDING       POOL       COUPON     SCORE   OUTSTANDING      LTV       DOC       IO
------------------------   --------   ------------    ----------   --------  --------  -----------   --------   -------   ------
349 to 360                   409      $103,346,320      100.00%     6.479%     664       $252,680     82.21%    61.35%    100.00%
TOTAL:                       409      $103,346,320      100.00%     6.479%     664       $252,680     82.21%    61.35%    100.00%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 351 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 354 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES


                              NUMBER      AGGREGATE                            WEIGHTED   AVERAGE     WEIGHTED
                                OF        PRINCIPAL    PERCENT OF    WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE    PERCENT
RANGE OF ORIGINAL MORTGAGE   MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT    BALANCE     ORIGINAL    FULL    PERCENT
LOAN PRINCIPAL BALANCES       LOANS      OUTSTANDING      POOL        COUPON    SCORE   OUTSTANDING     LTV        DOC       IO
--------------------------   --------    -----------   ----------    -------   -------  -----------   --------   -------  -------
$50,001 to $100,000              12      $1,008,477       0.98%       6.905%     669      $84,040     78.91%     63.21%    100.00%
$100,001 to $150,000             60       7,669,962        7.42        6.815     649      127,833      81.68      80.02     100.00
$150,001 to $200,000             86      15,238,248       14.74        6.700     656      177,189      82.24      58.02     100.00
$200,001 to $250,000             74      16,408,243       15.88        6.591     661      221,733      82.11      57.00     100.00
$250,001 to $300,000             59      16,123,780       15.60        6.413     664      273,284      81.83      46.00     100.00
$300,001 to $350,000             36      11,833,392       11.45        6.330     662      328,705      83.84      66.63     100.00
$350,001 to $400,000             39      14,665,941       14.19        6.256     672      376,050      84.07      69.34     100.00
$400,001 to $450,000             23       9,864,941        9.55        6.473     667      428,910      82.84      73.77     100.00
$450,001 to $500,000             12       5,726,342        5.54        6.508     676      477,195      81.82      33.24     100.00
$500,001 to $550,000              4       2,069,560        2.00        6.008     692      517,390      75.67      50.33     100.00
$550,001 to $600,000              1         576,000        0.56        6.450     682      576,000      80.00     100.00     100.00
$600,001 to $650,000              2       1,291,434        1.25        6.069     690      645,717      76.30     100.00     100.00
$850,001 to $900,000              1         870,000        0.84        5.700     629      870,000      66.92     100.00     100.00
TOTAL:                          409    $103,346,320     100.00%       6.479%     664     $252,680     82.21%     61.35%    100.00%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $60,000 to approximately $870,000 and the average outstanding principal balance of the Mortgage Loans was approximately $252,680.

PRODUCT TYPES


                        NUMBER       AGGREGATE                           WEIGHTED     AVERAGE       WEIGHTED
                          OF         PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL      AVERAGE     PERCENT
                       MORTGAGE       BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE       ORIGINAL     FULL     PERCENT
PRODUCT TYPES           LOANS       OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING       LTV         DOC       IO
-------------          --------   -------------   ----------   --------  --------   -----------     --------    -------   -------
30 Year Fixed Loans        22        5,095,030        0.05      0.067     686         231,592         0.78        0.48       1.00
2/28 LIBOR Loans          217       56,095,721       54.28      6.534     655         258,506        83.10       59.05     100.00
3/27 LIBOR Loans           44       10,395,132       10.06      6.533     655         236,253        81.95       53.28     100.00
5/25 LIBOR Loans            6        1,574,460        1.52      6.192     681         262,410        78.32       64.91     100.00
5/25 Treasury Loans       120       30,185,976       29.21      6.332     678         251,550        81.60       70.43     100.00
TOTAL:                    409     $103,346,320     100.00%     6.479%     664        $252,680       82.21%      61.35%    100.00%

AMORTIZATION TYPE


                         NUMBER     AGGREGATE                              WEIGHTED    AVERAGE       WEIGHTED
                           OF       PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL      AVERAGE    PERCENT
                        MORTGAGE     BALANCE       MORTGAGE     AVERAGE     CREDIT     BALANCE       ORIGINAL     FULL     PERCENT
ADJUSTMENT TYPE          LOANS     OUTSTANDING       POOL        COUPON     SCORE    OUTSTANDING       LTV         DOC       IO
---------------         --------   ------------   ----------    --------   --------  -----------     --------    ------    -------
24 Month Interest-Only     89       $23,513,801      22.75%       6.389%     649      $264,200       81.93%      78.98%    100.00%
36 Month Interest-Only      7         1,804,300        1.75        6.542     652       257,757        79.10       88.41     100.00
60 Month Interest-Only    313        78,028,219       75.50        6.505     668       249,291        82.37       55.41     100.00
TOTAL:                    409      $103,346,320     100.00%       6.479%     664      $252,680       82.21%      61.35%    100.00%

ADJUSTMENT TYPE


                     NUMBER     AGGREGATE                            WEIGHTED      AVERAGE       WEIGHTED
                       OF       PRINCIPAL   PERCENT OF    WEIGHTED   AVERAGE       PRINCIPAL      AVERAGE     PERCENT
                    MORTGAGE     BALANCE     MORTGAGE      AVERAGE   CREDIT        BALANCE       ORIGINAL      FULL     PERCENT
ADJUSTMENT TYPE      LOANS     OUTSTANDING     POOL        COUPON     SCORE       OUTSTANDING       LTV        DOC         IO
---------------     --------  ------------  ----------    ---------  --------     -----------    --------     ------    -------
ARM                     387    $98,251,289    95.07%       6.467%     663          $253,879       82.44%      62.03%    100.00%
Fixed Rate               22      5,095,030     4.93         6.723     686           231,592        77.78       48.10     100.00
TOTAL:                  409   $103,346,320   100.00%       6.479%     664          $252,680       82.21%      61.35%    100.00%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES


                     NUMBER     AGGREGATE                             WEIGHTED   AVERAGE       WEIGHTED
                       OF       PRINCIPAL   PERCENT OF     WEIGHTED   AVERAGE   PRINCIPAL      AVERAGE      PERCENT
GEOGRAPHIC          MORTGAGE     BALANCE     MORTGAGE      AVERAGE     CREDIT    BALANCE       ORIGINAL      FULL      PERCENT
DISTRIBUTION         LOANS     OUTSTANDING     POOL         COUPON     SCORE   OUTSTANDING       LTV          DOC         IO
------------        --------   -----------  ----------     -------    -------- ------------    ---------    --------   --------
Arizona                  25     $4,602,186      4.45%       6.806%     668         $184,087       85.63%      60.78%    100.00%
California              185     56,510,521      54.68        6.267     666          305,462        81.79       61.32     100.00
Colorado                 24      4,983,902       4.82        6.900     660          207,663        82.03       48.60     100.00
District of Columbia      1        344,000       0.33        6.100     668          344,000        80.00        0.00     100.00
Florida                  53      9,959,145       9.64        6.966     659          187,908        83.36       55.01     100.00
Georgia                   7      1,245,587       1.21        6.815     621          177,941        85.28       68.25     100.00
Hawaii                    1        328,000       0.32        6.200     677          328,000        80.00      100.00     100.00
Idaho                     1        127,920       0.12        6.990     676          127,920        80.00      100.00     100.00
Illinois                  8      1,987,305       1.92        7.035     682          248,413        85.17       65.61     100.00
Iowa                      1         62,419       0.06        7.580     681           62,419        80.00      100.00     100.00
Kansas                    1        226,850       0.22        6.000     628          226,850        65.00      100.00     100.00
Kentucky                  1        183,607       0.18        7.050     647          183,607        80.00        0.00     100.00
Louisiana                 1        256,800       0.25        6.990     677          256,800        80.00        0.00     100.00
Maryland                  7      1,743,835       1.69        6.368     653          249,119        81.54       70.18     100.00
Massachusetts            11      3,807,929       3.68        6.503     687          346,175        85.26       88.39     100.00
Michigan                  3        335,000       0.32        7.364     615          111,667        83.62       67.76     100.00
Minnesota                 8      1,384,656       1.34        6.174     689          173,082        78.49       50.66     100.00
Mississippi               1        180,000       0.17        6.550     653          180,000       100.00      100.00     100.00
Missouri                  2        300,312       0.29        7.543     677          150,156        89.96       51.11     100.00
Nebraska                  1        126,970       0.12        7.000     660          126,970       100.00      100.00     100.00
Nevada                   12      2,453,387       2.37        6.440     660          204,449        80.11       86.35     100.00
New Hampshire             2        383,220       0.37        7.692     643          191,610        85.10        0.00     100.00
New Jersey                1        870,000       0.84        5.700     629          870,000        66.92      100.00     100.00
North Carolina            1        256,571       0.25        7.300     623          256,571        80.00        0.00     100.00
Ohio                      1         75,200       0.07        6.200     692           75,200        80.00        0.00     100.00
Oregon                    2        360,401       0.35        6.454     688          180,200        80.00        0.00     100.00
Rhode Island              2        391,600       0.38        7.883     705          195,800        80.00        0.00     100.00
Tennessee                 1         62,000       0.06        7.500     665           62,000       100.00      100.00     100.00
Texas                     8      1,495,882       1.45        6.890     633          186,985        82.28       61.52     100.00
Utah                      4        754,861       0.73        6.594     736          188,715        84.46       45.17     100.00
Virginia                 12      3,196,835       3.09        6.567     653          266,403        82.30       55.50     100.00
Washington               20      4,179,058       4.04        6.510     649          208,953        80.98       73.84     100.00
Wisconsin                 1        170,358       0.16        7.790     618          170,358       100.00        0.00     100.00
TOTAL:                  409   $103,346,320    100.00%       6.479%     664         $252,680       82.21%      61.35%    100.00%


(1) No more than approximately 1.01% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS


                        NUMBER       AGGREGATE                           WEIGHTED    AVERAGE       WEIGHTED
                          OF         PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL      AVERAGE     PERCENT
RANGE OF ORIGINAL      MORTGAGE       BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE       ORIGINAL     FULL      PERCENT
LOAN-TO-VALUE RATIOS    LOANS       OUTSTANDING      POOL       COUPON    SCORE    OUTSTANDING       LTV         DOC         IO
--------------------   --------    ------------   ----------   --------  -------   -----------     --------    -------    -------
50.00% or less              5         $790,872       0.77%       6.121%     646      $158,174       43.92%     100.00%    100.00%
55.01% to 60.00%            1          234,500        0.23        6.500     593       234,500        58.63      100.00     100.00
60.01% to 65.00%            8        2,164,150        2.09        6.294     642       270,519        62.87       61.40     100.00
65.01% to 70.00%           13        4,270,467        4.13        6.134     654       328,497        67.82       66.89     100.00
70.01% to 75.00%            8        1,748,389        1.69        6.280     655       218,549        73.72       54.11     100.00
75.01% to 80.00%          231       55,644,360       53.84        6.380     667       240,885        79.88       49.49     100.00
80.01% to 85.00%           42       12,127,020       11.73        6.517     674       288,739        84.24       68.62     100.00
85.01% to 90.00%           69       19,101,928       18.48        6.612     663       276,840        89.70       81.00     100.00
90.01% to 95.00%            9        2,266,153        2.19        7.041     662       251,795        94.21       84.78     100.00
95.01% to 100.00%          23        4,998,481        4.84        7.231     639       217,325        99.90       79.79     100.00
TOTAL:                    409     $103,346,320     100.00%       6.479%     664      $252,680       82.21%      61.35%    100.00%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 37.97% to 100.00%.


LOAN PURPOSE


                        NUMBER    AGGREGATE                           WEIGHTED    AVERAGE       WEIGHTED
                          OF      PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL      AVERAGE     PERCENT
                       MORTGAGE    BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE       ORIGINAL     FULL     PERCENT
LOAN PURPOSE            LOANS    OUTSTANDING      POOL       COUPON    SCORE    OUTSTANDING       LTV         DOC       IO
------------           --------  ------------  ----------   --------  --------  -----------     --------    ------    -------
Purchase                 238      $60,349,256    58.40%      6.503%     674      $253,568       82.60%      49.16%    100.00%
Refinance - Cashout      156       39,663,065     38.38       6.447     650       254,250        81.86       78.67     100.00
Refinance - Rate Term     15        3,333,999      3.23       6.438     640       222,267        79.33       75.73     100.00
TOTAL:                   409     $103,346,320   100.00%      6.479%     664      $252,680       82.21%      61.35%    100.00%

PROPERTY TYPE


                          NUMBER      AGGREGATE                           WEIGHTED    AVERAGE       WEIGHTED
                            OF        PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL      AVERAGE    PERCENT
                         MORTGAGE      BALANCE     MORTGAGE    AVERAGE     CREDIT     BALANCE       ORIGINAL    FULL      PERCENT
PROPERTY TYPE             LOANS      OUTSTANDING     POOL       COUPON     SCORE    OUTSTANDING       LTV        DOC         IO
-------------            --------  -------------  ----------   --------   -------   -----------     --------   -------    -------
Single Family               272     $67,625,585     65.44%       6.410%     660      $248,623       81.58%      62.52%    100.00%
Two- to Four-Family          27       8,293,419       8.02        6.810     689       307,164        83.34       50.61     100.00
Planned Unit Development     51      12,814,110      12.40        6.663     657       251,257        82.11       62.10     100.00
Condominium                  57      14,080,829      13.62        6.457     673       247,032        84.44       59.87     100.00
Townhouse                     1         333,000       0.32        5.990     627       333,000        90.00      100.00     100.00
Manufactured Housing          1         199,377       0.19        6.990     768       199,377        85.11      100.00     100.00
TOTAL:                      409    $103,346,320    100.00%       6.479%     664      $252,680       82.21%      61.35%    100.00%

DOCUMENTATION


                                   NUMBER      AGGREGATE                          WEIGHTED   AVERAGE    WEIGHTED
                                     OF        PRINCIPAL   PERCENT OF   WEIGHTED  AVERAGE   PRINCIPAL   AVERAGE    PERCENT
                                  MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL    FULL     PERCENT
FREMONT UNDERWRITING GUIDELINES    LOANS      OUTSTANDING     POOL       COUPON    SCORE   OUTSTANDING    LTV        DOC        IO
------------------------------    --------    -----------  ----------   --------  -------- -----------  --------   -------   -------
Full Documentation                   67       $18,794,384     18.19%      6.141%   647      $280,513      82.78%   100.00%   100.00%
  SUB-TOTAL:                         67       $18,794,384     18.19%      6.141%   647      $280,513      82.78%   100.00%   100.00%
FIELDSTONE UNDERWRITING
GUIDELINES
Full Documentation                  125       $31,555,049     30.53%      6.502%   666      $252,440      84.47%   100.00%   100.00%
Stated Income                        36         9,674,488      9.36%       6.625   718       268,736       80.44      0.00    100.00
24 Months Bank Statements            12         2,931,271      2.84%       6.536   652       244,273       83.75      0.00    100.00
12 Months Bank Statements            11         3,101,348      3.00%       6.651   692       281,941       83.15      0.00    100.00
  SUB-TOTAL:                        184       $47,262,156     45.73%      6.539%   678      $256,860      83.52%    66.77%   100.00%
OTHER UNDERWRITING GUIDELINES
Full Documentation                   61       $13,049,290     12.63%    625.600%   641      $213,923    7974.00%   100.00%   100.00%
Stated Income                        84        20,132,289     19.48%       0.067   664       239,670        0.81      0.00    100.00
All Other Documentation              13         4,108,200      3.98%       6.765   655       316,015       78.68      0.00    100.00
  SUB-TOTAL:                        158       $37,289,780     36.08%     10.510%   650       $50,098      98.20%    40.53%     0.00%
TOTAL:                              409      $103,346,320    100.00%      6.479%   664      $252,680      82.21%    61.35%   100.00%

OCCUPANCY


                NUMBER     AGGREGATE                             WEIGHTED       AVERAGE       WEIGHTED
                  OF       PRINCIPAL    PERCENT OF   WEIGHTED     AVERAGE       PRINCIPAL      AVERAGE      PERCENT
               MORTGAGE     BALANCE      MORTGAGE    AVERAGE       CREDIT        BALANCE       ORIGINAL      FULL      PERCENT
OCCUPANCY       LOANS     OUTSTANDING      POOL       COUPON       SCORE       OUTSTANDING       LTV          DOC         IO
---------      --------  -------------  ----------   --------    --------      -----------    ---------     -------    -------
Primary           377     $95,836,523      92.73%      6.422%       663           $254,208       82.21%      61.30%    100.00%
Second Home        31       7,197,796        6.96       7.224       672            232,187        82.27       60.25     100.00
Investment          1         312,000        0.30       6.990       598            312,000        80.00      100.00     100.00
TOTAL:            409    $103,346,320     100.00%      6.479%       664           $252,680       82.21%      61.35%    100.00%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY


                     NUMBER       AGGREGATE                             WEIGHTED     AVERAGE       WEIGHTED
                       OF         PRINCIPAL      PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL      AVERAGE      PERCENT
MORTGAGE LOANS AGE  MORTGAGE       BALANCE        MORTGAGE    AVERAGE    CREDIT      BALANCE       ORIGINAL      FULL     PERCENT
(MONTHS)             LOANS       OUTSTANDING        POOL       COUPON    SCORE     OUTSTANDING       LTV          DOC        IO
------------------  --------    ------------     ----------   --------  --------   -----------     --------     ------    -------
1                       17       $3,488,004        3.38%       6.890%     641        $205,177       82.61%      52.14%    100.00%
2                      106       26,952,836        26.08        6.377     645         254,272        81.03       79.74     100.00
3                       40       10,878,681        10.53        6.013     659         271,967        81.01       48.57     100.00
4                       13        3,532,472         3.42        6.273     666         271,729        80.75       28.81     100.00
5                       34        8,307,333         8.04        6.752     663         244,333        80.94       16.44     100.00
6                        9        1,526,355         1.48        7.089     645         169,595        81.33       33.70     100.00
7                        6        1,398,484         1.35        7.282     680         233,081        81.34       25.21     100.00
8                       86       21,558,703        20.86        6.687     677         250,683        83.87       64.79     100.00
9                       98       25,703,452        24.87        6.415     678         262,280        83.22       68.43     100.00
TOTAL:                 409     $103,346,320      100.00%       6.479%     664        $252,680       82.21%      61.35%    100.00%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 6 months.


ORIGINAL PREPAYMENT PENALTY TERM


                        NUMBER       AGGREGATE                             WEIGHTED   AVERAGE       WEIGHTED
                          OF         PRINCIPAL     PERCENT OF    WEIGHTED  AVERAGE   PRINCIPAL      AVERAGE      PERCENT
ORIGINAL PREPAYMENT    MORTGAGE       BALANCE       MORTGAGE     AVERAGE    CREDIT    BALANCE       ORIGINAL      FULL      PERCENT
PENALTY TERM            LOANS       OUTSTANDING       POOL        COUPON    SCORE   OUTSTANDING       LTV          DOC         IO
-------------------    --------     -----------    ----------    --------  -------- -----------     --------     -------    -------
None                      32          $8,458,497       8.18%      6.688%     654       $264,328       80.01%      65.94%    100.00%
12 Months                 16           4,513,623        4.37       6.844     668        282,101        84.03       45.61     100.00
24 Months                185          47,532,800       45.99       6.491     655        256,934        83.27       59.36     100.00
30 Months                  3             943,198        0.91       5.932     710        314,399        90.49       79.25     100.00
36 Months                173          41,898,201       40.54       6.397     674        242,186        81.07       63.96     100.00
TOTAL:                   409        $103,346,320     100.00%      6.479%     664       $252,680       82.21%      61.35%    100.00%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 29 months.


CREDIT SCORES


                 NUMBER       AGGREGATE                           WEIGHTED       AVERAGE       WEIGHTED
                   OF         PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE       PRINCIPAL      AVERAGE     PERCENT
RANGE OF        MORTGAGE       BALANCE       MORTGAGE    AVERAGE   CREDIT        BALANCE       ORIGINAL     FULL      PERCENT
CREDIT SCORES    LOANS       OUTSTANDING       POOL      COUPON    SCORE       OUTSTANDING       LTV         DOC         IO
-------------   --------    -------------   ----------  --------  --------     -----------     --------    -------    -------
537 to 550           3         $616,999         0.60%    7.150%     546          $205,666       78.96%     100.00%    100.00%
551 to 575           4        1,243,670          1.20     7.493     566           310,918        78.23       70.95     100.00
576 to 600          23        5,394,380          5.22     6.632     593           234,538        77.17       92.11     100.00
601 to 625          58       13,199,330         12.77     6.787     616           227,575        85.55       78.08     100.00
626 to 650          95       23,232,607         22.48     6.489     638           244,554        81.31       70.99     100.00
651 to 675          80       19,899,195         19.25     6.483     663           248,740        82.64       46.06     100.00
676 to 700          68       17,977,731         17.40     6.365     686           264,378        82.57       55.51     100.00
701 to 725          43       11,636,627         11.26     6.279     712           270,619        81.74       57.32     100.00
726 to 750          19        5,794,074          5.61     6.359     736           304,951        84.78       44.74     100.00
751 to 775          10        2,872,015          2.78     5.995     763           287,202        78.94       47.49     100.00
776 to 795           6        1,479,691          1.43     6.222     786           246,615        79.54       24.33     100.00
TOTAL:             409     $103,346,320       100.00%    6.479%     664          $252,680       82.21%      61.35%    100.00%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 537 to 795 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 664.

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)


                     NUMBER     AGGREGATE                           WEIGHTED    AVERAGE       WEIGHTED
                       OF       PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL      AVERAGE      PERCENT
RANGE OF            MORTGAGE     BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE       ORIGINAL      FULL      PERCENT
GROSS MARGINS        LOANS     OUTSTANDING      POOL       COUPON    SCORE    OUTSTANDING       LTV          DOC         IO
-------------       --------   -----------   ----------   -------   --------  -----------     --------     -------    -------
3.501% to 4.000%          1       $328,000       0.33%     5.500%     687        $328,000       80.00%     100.00%    100.00%
4.001% to 4.500%          3      1,001,750        1.02      5.375     652         333,917        80.00      100.00     100.00
4.501% to 5.000%          9      1,878,850        1.91      5.901     658         208,761        77.96       59.76     100.00
5.001% to 5.500%        141     36,840,616       37.50      6.208     677         261,281        81.67       55.62     100.00
5.501% to 6.000%         92     21,762,463       22.15      6.642     663         236,549        84.07       61.69     100.00
6.001% to 6.500%         51     12,754,002       12.98      6.790     653         250,078        82.69       60.94     100.00
6.501% to 7.000%         81     21,499,547       21.88      6.492     645         265,427        82.52       76.97     100.00
7.001% to 7.500%          4        937,667        0.95      7.888     671         234,417        84.25        6.40     100.00
7.501% to 8.000%          5      1,248,395        1.27      8.208     628         249,679        80.92       15.98     100.00
TOTAL:                  387    $98,251,289     100.00%     6.467%     663        $253,879       82.44%      62.03%    100.00%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.990% per annum to 8.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.952% per annum.


MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE                           WEIGHTED     AVERAGE       WEIGHTED
                                      PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL      AVERAGE    PERCENT
RANGE OF MAXIMUM      NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE       ORIGINAL    FULL      PERCENT
MORTGAGE RATES      MORTGAGE LOANS   OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING       LTV        DOC         IO
----------------    --------------   -----------   ----------   --------  --------   -----------     --------   -------    ------
3.501% to 4.000%         1              $328,000      0.33%       5.500%     687      $328,000       80.00%     100.00%    100.00%
4.001% to 4.500%         3             1,001,750       1.02        5.375     652       333,917        80.00      100.00     100.00
4.501% to 5.000%         9             1,878,850       1.91        5.901     658       208,761        77.96       59.76     100.00
5.001% to 5.500%       141            36,840,616      37.50        6.208     677       261,281        81.67       55.62     100.00
5.501% to 6.000%        92            21,762,463      22.15        6.642     663       236,549        84.07       61.69     100.00
6.001% to 6.500%        51            12,754,002      12.98        6.790     653       250,078        82.69       60.94     100.00
6.501% to 7.000%        81            21,499,547      21.88        6.492     645       265,427        82.52       76.97     100.00
7.001% to 7.500%         4               937,667       0.95        7.888     671       234,417        84.25        6.40     100.00
7.501% to 8.000%         5             1,248,395       1.27        8.208     628       249,679        80.92       15.98     100.00
TOTAL:                 387           $98,251,289    100.00%       6.467%     663      $253,879       82.44%      62.03%    100.00%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.375% per annum to 15.950% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.726% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)


                   NUMBER     AGGREGATE                             WEIGHTED       AVERAGE       WEIGHTED
                     OF       PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE       PRINCIPAL      AVERAGE      PERCENT
NEXT RATE         MORTGAGE     BALANCE      MORTGAGE     AVERAGE     CREDIT        BALANCE       ORIGINAL       FULL      PERCENT
ADJUSTMENT DATE    LOANS     OUTSTANDING      POOL        COUPON      SCORE       OUTSTANDING       LTV          DOC         IO
---------------   --------   -----------   ----------    --------   --------      -----------    --------      -------   -------
June 2006             14     $4,298,592        4.38%       6.914%     673           $307,042       89.54%      75.61%    100.00%
July 2006             27      7,470,108         7.60        6.959     674            276,671        89.35       51.03     100.00
August 2006            5      1,205,986         1.23        7.546     677            241,197        83.74       13.27     100.00
September 2006         4        642,367         0.65        8.065     622            160,592        84.60        0.00     100.00
October 2006          21      4,709,710         4.79        6.700     658            224,272        81.20       21.37     100.00
November 2006         10      2,538,872         2.58        6.337     653            253,887        81.04       26.34     100.00
December 2006         32      8,818,396         8.98        6.025     662            275,575        81.02       45.15     100.00
January 2007          93     24,390,036        24.82        6.383     644            262,258        81.31       79.05     100.00
February 2007         11      2,021,654         2.06        6.984     649            183,787        83.21       47.95     100.00
June 2007              2        305,497         0.31        7.098     670            152,749       100.00       50.25     100.00
July 2007              4        798,140         0.81        7.203     673            199,535        92.91      100.00     100.00
September 2007         3        592,788         0.60        6.338     670            197,596        78.43       37.65     100.00
October 2007          10      2,686,060         2.73        6.890     663            268,606        80.81        0.00     100.00
November 2007          1        380,000         0.39        6.250     713            380,000        80.00        0.00     100.00
December 2007          7      1,954,497         1.99        5.956     638            279,214        81.99       66.64     100.00
January 2008          11      2,211,800         2.25        6.241     652            201,073        78.22      100.00     100.00
February 2008          6      1,466,350         1.49        6.761     631            244,392        81.80       57.92     100.00
June 2009             78     19,970,744        20.33        6.280     679            256,035        81.92       69.62     100.00
July 2009             42     10,215,232        10.40        6.435     677            243,220        80.96       72.02     100.00
August 2009            1        192,498         0.20        5.625     702            192,498        66.27      100.00     100.00
September 2009         1        121,600         0.12        6.250     647            121,600        80.00      100.00     100.00
October 2009           3        911,562         0.93        6.616     683            303,854        80.00       39.40     100.00
November 2009          1        348,800         0.36        5.375     678            348,800        80.00      100.00     100.00
TOTAL:               387    $98,251,289      100.00%       6.467%     663           $253,879       82.44%      62.03%    100.00%

CREDIT GRADES

                                    NUMBER     AGGREGATE                           WEIGHTED    AVERAGE   WEIGHTED
                                      OF       PRINCIPAL   PERCENT OF    WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE  PERCENT
                                   MORTGAGE     BALANCE     MORTGAGE     AVERAGE    CREDIT     BALANCE    ORIGINAL  FULL     PERCENT
FREMONT UNDERWRITING GUIDELINES     LOANS     OUTSTANDING     POOL        COUPON    SCORE    OUTSTANDING    LTV      DOC       IO
-------------------------------    --------   -----------  ---------     --------  -------   -----------  -------  -------   -------
A+                                    65      $18,388,384     17.79%       6.135%     647     $282,898    82.72%   100.00%   100.00%
A                                      2          406,000      0.39%        6.420     616      203,000     85.76    100.00    100.00
  SUB-TOTAL:                          67      $18,794,384     18.19%       6.141%     647     $280,513    82.78%   100.00%   100.00%
FIELDSTONE UNDERWRITING
GUIDELINES
A+                                    17       $3,522,920      3.41%       7.042%     660     $207,231    99.02%    83.50%   100.00%
A                                    165       43,272,237     41.87%        6.495     680      262,256     82.31     65.04    100.00
A-                                     1          364,999      0.35%        6.500     550      364,999     76.84    100.00    100.00
B+                                     1          102,000      0.10%        8.150     545      102,000     85.00    100.00    100.00
  SUB-TOTAL:                         184      $47,262,156     45.73%       6.539%     678     $256,860    83.52%    66.77%   100.00%
OTHER UNDERWRITING GUIDELINES
All Other Credit Grades              158      $37,289,780     36.08%       6.574%     655     $236,011    80.27%    34.99%   100.00%
TOTAL:                               409     $103,346,320    100.00%       6.479%     664     $252,680    82.21%    61.35%   100.00%

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                     $103,346,320
Aggregate Original Principal Balance                        $103,380,142
Number of Mortgage Loans                                         409


                                        MINIMUM                MAXIMUM                   AVERAGE (1)
                                        -------                -------                   -----------
Original Principal Balance             $60,000                $870,000                    $252,763
Outstanding Principal Balance          $60,000                $870,000                    $252,680

                                       MINIMUM                MAXIMUM              WEIGHTED AVERAGE (2)
                                       -------                -------              --------------------
Original Term (mos)                      360                     360                        360
Stated remaining Term (mos)              351                     359                        354
Loan Age (mos)                            1                       9                          6
Current Interest Rate                   4.990%                 9.150%                      6.479%
Initial Interest Rate Cap(4)            1.000%                 3.000%                      2.490%
Periodic Rate Cap(4)                    1.000%                 2.000%                      1.403%
Gross Margin(4)                         3.990%                 8.000%                      5.952%
Maximum Mortgage Rate(4)               11.375%                 15.950%                    12.726%
Minimum Mortgage Rate(4)                4.990%                 9.150%                      6.467%
Months to Roll(4)                         15                     56                          32
Original Loan-to-Value                  37.97%                 100.00%                     82.21%
Credit Score (3)                         537                     795                        664


                                       EARLIEST                 LATEST
                                       --------                 ------
Maturity Date                         06/01/2034             02/01/2035

                                      PERCENT OF                                         PERCENT OF
LIEN POSITION                       MORTGAGE POOL     YEAR OF ORIGINATION              MORTGAGE POOL
-------------                       -------------     -------------------              -------------
1st Lien                                      100.00% 2004                                            96.37%
2nd Lien                                         0.00 2005                                              3.63

OCCUPANCY                                             LOAN PURPOSE
Primary                                        92.73% Purchase                                        58.40%
Second Home                                      0.30 Refinance - Rate/Term                             3.23
Investment                                       6.96 Refinance - Cashout                              38.38

LOAN TYPE                                             PROPERTY TYPE
Fixed Rate                                      4.93% Single Family                                   65.44%
ARM                                             95.07 Two- to Four-Family                              13.62
                                                      Planned Unit Development                         12.40
AMORTIZATION TYPE                                     Condominium                                       8.02
Fully Amortizing                                0.00% Townhouse                                         0.32
Interest Only                                  100.00 Manufactured Housing                              0.19
Balloon                                          0.00

(1)      Sum of Principal Balance divided by total number of loans.

(2)      Weighted by Outstanding Principal Balance.

(3)      Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                    NUMBER      AGGREGATE                           WEIGHTED       AVERAGE     WEIGHTED
                      OF        PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE       PRINCIPAL    AVERAGE      PERCENT
RANGE OF           MORTGAGE      BALANCE     MORTGAGE    AVERAGE     CREDIT        BALANCE     ORIGINAL      FULL     PERCENT
MORTGAGE RATES      LOANS      OUTSTANDING     POOL       COUPON     SCORE       OUTSTANDING      LTV        DOC        IO
--------------     --------   ------------  ----------   --------   --------     -----------   --------     -------   -------
5.500% or less          21      $7,444,559     7.20%       5.405%     691        $354,503       81.54%      89.13%    100.00%
5.501% to 6.000%        89      24,072,009     23.29        5.877     667         270,472        79.50       78.33     100.00
6.001% to 6.500%       121      30,601,317     29.61        6.307     668         252,903        81.06       60.71     100.00
6.501% to 7.000%        93      23,390,147     22.63        6.826     662         251,507        84.12       47.50     100.00
7.001% to 7.500%        51      11,210,945     10.85        7.297     651         219,822        84.71       43.53     100.00
7.501% to 8.000%        21       4,322,924      4.18        7.777     643         205,854        85.96       56.10     100.00
8.001% to 8.500%         6         923,881      0.89        8.297     581         153,980        86.00       61.44     100.00
8.501% to 9.000%         6       1,233,392      1.19        8.752     626         205,565        90.83       16.17     100.00
9.001% to 9.500%         1         147,145      0.14        9.150     618         147,145       100.00      100.00     100.00
TOTAL:                 409    $103,346,320   100.00%       6.479%     664        $252,680       82.21%      61.35%    100.00%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 9.150% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.479% per annum.


REMAINING MONTHS TO STATED MATURITY


                            NUMBER      AGGREGATE                            WEIGHTED   AVERAGE      WEIGHTED
                              OF        PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL     AVERAGE   PERCENT
RANGE OF                   MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT    BALANCE     ORIGINAL    FULL     PERCENT
REMAINING TERMS (MONTHS)    LOANS      OUTSTANDING       POOL       COUPON     SCORE   OUTSTANDING      LTV       DOC       IO
------------------------   --------   ------------    ----------   --------  --------  -----------   --------   -------   ------
349 to 360                   409      $103,346,320      100.00%     6.479%     664       $252,680     82.21%    61.35%    100.00%
TOTAL:                       409      $103,346,320      100.00%     6.479%     664       $252,680     82.21%    61.35%    100.00%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 351 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 354 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES


                              NUMBER      AGGREGATE                            WEIGHTED   AVERAGE     WEIGHTED
                                OF        PRINCIPAL    PERCENT OF    WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE    PERCENT
RANGE OF ORIGINAL MORTGAGE   MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT    BALANCE     ORIGINAL    FULL    PERCENT
LOAN PRINCIPAL BALANCES       LOANS      OUTSTANDING      POOL        COUPON    SCORE   OUTSTANDING     LTV        DOC       IO
--------------------------   --------    -----------   ----------    -------   -------  -----------   --------   -------  -------
$50,001 to $100,000              12    $  1,008,477       0.98%       6.905%     669      $84,040     78.91%     63.21%    100.00%
$100,001 to $150,000             60       7,669,962        7.42        6.815     649      127,833      81.68      80.02     100.00
$150,001 to $200,000             86      15,238,248       14.74        6.700     656      177,189      82.24      58.02     100.00
$200,001 to $250,000             74      16,408,243       15.88        6.591     661      221,733      82.11      57.00     100.00
$250,001 to $300,000             59      16,123,780       15.60        6.413     664      273,284      81.83      46.00     100.00
$300,001 to $350,000             36      11,833,392       11.45        6.330     662      328,705      83.84      66.63     100.00
$350,001 to $400,000             39      14,665,941       14.19        6.256     672      376,050      84.07      69.34     100.00
$400,001 to $450,000             23       9,864,941        9.55        6.473     667      428,910      82.84      73.77     100.00
$450,001 to $500,000             12       5,726,342        5.54        6.508     676      477,195      81.82      33.24     100.00
$500,001 to $550,000              4       2,069,560        2.00        6.008     692      517,390      75.67      50.33     100.00
$550,001 to $600,000              1         576,000        0.56        6.450     682      576,000      80.00     100.00     100.00
$600,001 to $650,000              2       1,291,434        1.25        6.069     690      645,717      76.30     100.00     100.00
$850,001 to $900,000              1         870,000        0.84        5.700     629      870,000      66.92     100.00     100.00
TOTAL:                          409    $103,346,320     100.00%       6.479%     664     $252,680     82.21%     61.35%    100.00%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $60,000 to approximately $870,000 and the average outstanding principal balance of the Mortgage Loans was approximately $252,680.

PRODUCT TYPES


                        NUMBER       AGGREGATE                           WEIGHTED     AVERAGE       WEIGHTED
                          OF         PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL      AVERAGE     PERCENT
                       MORTGAGE       BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE       ORIGINAL     FULL     PERCENT
PRODUCT TYPES           LOANS       OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING       LTV         DOC       IO
-------------          --------   -------------   ----------   --------  --------   -----------     --------    -------   -------
30 Year Fixed Loans        22        5,095,030        0.05      0.067     686         231,592         0.78        0.48       1.00
2/28 LIBOR Loans          217       56,095,721       54.28      6.534     655         258,506        83.10       59.05     100.00
3/27 LIBOR Loans           44       10,395,132       10.06      6.533     655         236,253        81.95       53.28     100.00
5/25 LIBOR Loans            6        1,574,460        1.52      6.192     681         262,410        78.32       64.91     100.00
5/25 Treasury Loans       120       30,185,976       29.21      6.332     678         251,550        81.60       70.43     100.00
TOTAL:                    409     $103,346,320     100.00%     6.479%     664        $252,680       82.21%      61.35%    100.00%

AMORTIZATION TYPE


                         NUMBER     AGGREGATE                              WEIGHTED    AVERAGE       WEIGHTED
                           OF       PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL      AVERAGE    PERCENT
                        MORTGAGE     BALANCE       MORTGAGE     AVERAGE     CREDIT     BALANCE       ORIGINAL     FULL     PERCENT
ADJUSTMENT TYPE          LOANS     OUTSTANDING       POOL        COUPON     SCORE    OUTSTANDING       LTV         DOC       IO
---------------         --------   ------------   ----------    --------   --------  -----------     --------    ------    -------
24 Month Interest-Only     89       $23,513,801      22.75%       6.389%     649      $264,200       81.93%      78.98%    100.00%
36 Month Interest-Only      7         1,804,300        1.75        6.542     652       257,757        79.10       88.41     100.00
60 Month Interest-Only    313        78,028,219       75.50        6.505     668       249,291        82.37       55.41     100.00
TOTAL:                    409      $103,346,320     100.00%       6.479%     664      $252,680       82.21%      61.35%    100.00%

ADJUSTMENT TYPE


                     NUMBER     AGGREGATE                            WEIGHTED      AVERAGE       WEIGHTED
                       OF       PRINCIPAL   PERCENT OF    WEIGHTED   AVERAGE       PRINCIPAL      AVERAGE     PERCENT
                    MORTGAGE     BALANCE     MORTGAGE      AVERAGE   CREDIT        BALANCE       ORIGINAL      FULL     PERCENT
ADJUSTMENT TYPE      LOANS     OUTSTANDING     POOL        COUPON     SCORE       OUTSTANDING       LTV        DOC         IO
---------------     --------  ------------  ----------    ---------  --------     -----------    --------     ------    -------
ARM                     387    $98,251,289    95.07%       6.467%     663          $253,879       82.44%      62.03%    100.00%
Fixed Rate               22      5,095,030     4.93         6.723     686           231,592        77.78       48.10     100.00
TOTAL:                  409   $103,346,320   100.00%       6.479%     664          $252,680       82.21%      61.35%    100.00%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES


                     NUMBER     AGGREGATE                             WEIGHTED   AVERAGE       WEIGHTED
                       OF       PRINCIPAL   PERCENT OF     WEIGHTED   AVERAGE   PRINCIPAL      AVERAGE      PERCENT
GEOGRAPHIC          MORTGAGE     BALANCE     MORTGAGE      AVERAGE     CREDIT    BALANCE       ORIGINAL      FULL      PERCENT
DISTRIBUTION         LOANS     OUTSTANDING     POOL         COUPON     SCORE   OUTSTANDING       LTV          DOC         IO
------------        --------   -----------  ----------     -------    -------- ------------    ---------    --------   --------
Arizona                  25   $  4,602,186      4.45%       6.806%     668         $184,087       85.63%      60.78%    100.00%
California              185     56,510,521      54.68        6.267     666          305,462        81.79       61.32     100.00
Colorado                 24      4,983,902       4.82        6.900     660          207,663        82.03       48.60     100.00
District of Columbia      1        344,000       0.33        6.100     668          344,000        80.00        0.00     100.00
Florida                  53      9,959,145       9.64        6.966     659          187,908        83.36       55.01     100.00
Georgia                   7      1,245,587       1.21        6.815     621          177,941        85.28       68.25     100.00
Hawaii                    1        328,000       0.32        6.200     677          328,000        80.00      100.00     100.00
Idaho                     1        127,920       0.12        6.990     676          127,920        80.00      100.00     100.00
Illinois                  8      1,987,305       1.92        7.035     682          248,413        85.17       65.61     100.00
Iowa                      1         62,419       0.06        7.580     681           62,419        80.00      100.00     100.00
Kansas                    1        226,850       0.22        6.000     628          226,850        65.00      100.00     100.00
Kentucky                  1        183,607       0.18        7.050     647          183,607        80.00        0.00     100.00
Louisiana                 1        256,800       0.25        6.990     677          256,800        80.00        0.00     100.00
Maryland                  7      1,743,835       1.69        6.368     653          249,119        81.54       70.18     100.00
Massachusetts            11      3,807,929       3.68        6.503     687          346,175        85.26       88.39     100.00
Michigan                  3        335,000       0.32        7.364     615          111,667        83.62       67.76     100.00
Minnesota                 8      1,384,656       1.34        6.174     689          173,082        78.49       50.66     100.00
Mississippi               1        180,000       0.17        6.550     653          180,000       100.00      100.00     100.00
Missouri                  2        300,312       0.29        7.543     677          150,156        89.96       51.11     100.00
Nebraska                  1        126,970       0.12        7.000     660          126,970       100.00      100.00     100.00
Nevada                   12      2,453,387       2.37        6.440     660          204,449        80.11       86.35     100.00
New Hampshire             2        383,220       0.37        7.692     643          191,610        85.10        0.00     100.00
New Jersey                1        870,000       0.84        5.700     629          870,000        66.92      100.00     100.00
North Carolina            1        256,571       0.25        7.300     623          256,571        80.00        0.00     100.00
Ohio                      1         75,200       0.07        6.200     692           75,200        80.00        0.00     100.00
Oregon                    2        360,401       0.35        6.454     688          180,200        80.00        0.00     100.00
Rhode Island              2        391,600       0.38        7.883     705          195,800        80.00        0.00     100.00
Tennessee                 1         62,000       0.06        7.500     665           62,000       100.00      100.00     100.00
Texas                     8      1,495,882       1.45        6.890     633          186,985        82.28       61.52     100.00
Utah                      4        754,861       0.73        6.594     736          188,715        84.46       45.17     100.00
Virginia                 12      3,196,835       3.09        6.567     653          266,403        82.30       55.50     100.00
Washington               20      4,179,058       4.04        6.510     649          208,953        80.98       73.84     100.00
Wisconsin                 1        170,358       0.16        7.790     618          170,358       100.00        0.00     100.00
TOTAL:                  409   $103,346,320    100.00%       6.479%     664         $252,680       82.21%      61.35%    100.00%


(1) No more than approximately 1.01% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS


                        NUMBER       AGGREGATE                           WEIGHTED    AVERAGE       WEIGHTED
                          OF         PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL      AVERAGE     PERCENT
RANGE OF ORIGINAL      MORTGAGE       BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE       ORIGINAL     FULL      PERCENT
LOAN-TO-VALUE RATIOS    LOANS       OUTSTANDING      POOL       COUPON    SCORE    OUTSTANDING       LTV         DOC         IO
--------------------   --------    ------------   ----------   --------  -------   -----------     --------    -------    -------
50.00% or less              5     $    790,872       0.77%       6.121%     646      $158,174       43.92%     100.00%    100.00%
55.01% to 60.00%            1          234,500        0.23        6.500     593       234,500        58.63      100.00     100.00
60.01% to 65.00%            8        2,164,150        2.09        6.294     642       270,519        62.87       61.40     100.00
65.01% to 70.00%           13        4,270,467        4.13        6.134     654       328,497        67.82       66.89     100.00
70.01% to 75.00%            8        1,748,389        1.69        6.280     655       218,549        73.72       54.11     100.00
75.01% to 80.00%          231       55,644,360       53.84        6.380     667       240,885        79.88       49.49     100.00
80.01% to 85.00%           42       12,127,020       11.73        6.517     674       288,739        84.24       68.62     100.00
85.01% to 90.00%           69       19,101,928       18.48        6.612     663       276,840        89.70       81.00     100.00
90.01% to 95.00%            9        2,266,153        2.19        7.041     662       251,795        94.21       84.78     100.00
95.01% to 100.00%          23        4,998,481        4.84        7.231     639       217,325        99.90       79.79     100.00
TOTAL:                    409     $103,346,320     100.00%       6.479%     664      $252,680       82.21%      61.35%    100.00%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 37.97% to 100.00%.


LOAN PURPOSE


                        NUMBER    AGGREGATE                           WEIGHTED    AVERAGE       WEIGHTED
                          OF      PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL      AVERAGE     PERCENT
                       MORTGAGE    BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE       ORIGINAL     FULL     PERCENT
LOAN PURPOSE            LOANS    OUTSTANDING      POOL       COUPON    SCORE    OUTSTANDING       LTV         DOC       IO
------------           --------  ------------  ----------   --------  --------  -----------     --------    ------    -------
Purchase                 238      $60,349,256    58.40%      6.503%     674      $253,568       82.60%      49.16%    100.00%
Refinance - Cashout      156       39,663,065     38.38       6.447     650       254,250        81.86       78.67     100.00
Refinance - Rate Term     15        3,333,999      3.23       6.438     640       222,267        79.33       75.73     100.00
TOTAL:                   409     $103,346,320   100.00%      6.479%     664      $252,680       82.21%      61.35%    100.00%

PROPERTY TYPE


                          NUMBER      AGGREGATE                           WEIGHTED    AVERAGE       WEIGHTED
                            OF        PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL      AVERAGE    PERCENT
                         MORTGAGE      BALANCE     MORTGAGE    AVERAGE     CREDIT     BALANCE       ORIGINAL    FULL      PERCENT
PROPERTY TYPE             LOANS      OUTSTANDING     POOL       COUPON     SCORE    OUTSTANDING       LTV        DOC         IO
-------------            --------  -------------  ----------   --------   -------   -----------     --------   -------    -------
Single Family               272     $67,625,585     65.44%       6.410%     660      $248,623       81.58%      62.52%    100.00%
Two- to Four-Family          27       8,293,419       8.02        6.810     689       307,164        83.34       50.61     100.00
Planned Unit Development     51      12,814,110      12.40        6.663     657       251,257        82.11       62.10     100.00
Condominium                  57      14,080,829      13.62        6.457     673       247,032        84.44       59.87     100.00
Townhouse                     1         333,000       0.32        5.990     627       333,000        90.00      100.00     100.00
Manufactured Housing          1         199,377       0.19        6.990     768       199,377        85.11      100.00     100.00
TOTAL:                      409    $103,346,320    100.00%       6.479%     664      $252,680       82.21%      61.35%    100.00%

DOCUMENTATION


                                   NUMBER      AGGREGATE                          WEIGHTED   AVERAGE    WEIGHTED
                                     OF        PRINCIPAL   PERCENT OF   WEIGHTED  AVERAGE   PRINCIPAL   AVERAGE    PERCENT
                                  MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL    FULL     PERCENT
FREMONT UNDERWRITING GUIDELINES    LOANS      OUTSTANDING     POOL       COUPON    SCORE   OUTSTANDING    LTV        DOC        IO
-------------------------------   --------    -----------  ----------   --------  -------- -----------  --------   -------   -------
Full Documentation                   67       $18,794,384     18.19%      6.141%   647      $280,513      82.78%   100.00%   100.00%
  SUB-TOTAL:                         67       $18,794,384     18.19%      6.141%   647      $280,513      82.78%   100.00%   100.00%
FIELDSTONE UNDERWRITING
GUIDELINES
Full Documentation                  125       $31,555,049     30.53%      6.502%   666      $252,440      84.47%   100.00%   100.00%
Stated Income                        36         9,674,488      9.36%       6.625   718       268,736       80.44      0.00    100.00
24 Months Bank Statements            12         2,931,271      2.84%       6.536   652       244,273       83.75      0.00    100.00
12 Months Bank Statements            11         3,101,348      3.00%       6.651   692       281,941       83.15      0.00    100.00
  SUB-TOTAL:                        184       $47,262,156     45.73%      6.539%   678      $256,860      83.52%    66.77%   100.00%
OTHER UNDERWRITING GUIDELINES
Full Documentation                   61       $13,049,290     12.63%    625.600%   641      $213,923    7974.00%   100.00%   100.00%
Stated Income                        84        20,132,289     19.48%       0.067   664       239,670        0.81      0.00    100.00
All Other Documentation              13         4,108,200      3.98%       6.765   655       316,015       78.68      0.00    100.00
  SUB-TOTAL:                        158       $37,289,780     36.08%     10.510%   650       $50,098      98.20%    40.53%     0.00%
TOTAL:                              409      $103,346,320    100.00%      6.479%   664      $252,680      82.21%    61.35%   100.00%

OCCUPANCY


                NUMBER     AGGREGATE                             WEIGHTED       AVERAGE       WEIGHTED
                  OF       PRINCIPAL    PERCENT OF   WEIGHTED     AVERAGE       PRINCIPAL      AVERAGE      PERCENT
               MORTGAGE     BALANCE      MORTGAGE    AVERAGE       CREDIT        BALANCE       ORIGINAL      FULL      PERCENT
OCCUPANCY       LOANS     OUTSTANDING      POOL       COUPON       SCORE       OUTSTANDING       LTV          DOC         IO
---------      --------  -------------  ----------   --------    --------      -----------    ---------     -------    -------
Primary           377     $95,836,523      92.73%      6.422%       663           $254,208       82.21%      61.30%    100.00%
Second Home        31       7,197,796        6.96       7.224       672            232,187        82.27       60.25     100.00
Investment          1         312,000        0.30       6.990       598            312,000        80.00      100.00     100.00
TOTAL:            409    $103,346,320     100.00%      6.479%       664           $252,680       82.21%      61.35%    100.00%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY


                     NUMBER       AGGREGATE                             WEIGHTED     AVERAGE       WEIGHTED
                       OF         PRINCIPAL      PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL      AVERAGE      PERCENT
MORTGAGE LOANS AGE  MORTGAGE       BALANCE        MORTGAGE    AVERAGE    CREDIT      BALANCE       ORIGINAL      FULL     PERCENT
(MONTHS)             LOANS       OUTSTANDING        POOL       COUPON    SCORE     OUTSTANDING       LTV          DOC        IO
--------            --------    ------------     ----------   --------  --------   -----------     --------     ------    -------
1                       17       $3,488,004        3.38%       6.890%     641        $205,177       82.61%      52.14%    100.00%
2                      106       26,952,836        26.08        6.377     645         254,272        81.03       79.74     100.00
3                       40       10,878,681        10.53        6.013     659         271,967        81.01       48.57     100.00
4                       13        3,532,472         3.42        6.273     666         271,729        80.75       28.81     100.00
5                       34        8,307,333         8.04        6.752     663         244,333        80.94       16.44     100.00
6                        9        1,526,355         1.48        7.089     645         169,595        81.33       33.70     100.00
7                        6        1,398,484         1.35        7.282     680         233,081        81.34       25.21     100.00
8                       86       21,558,703        20.86        6.687     677         250,683        83.87       64.79     100.00
9                       98       25,703,452        24.87        6.415     678         262,280        83.22       68.43     100.00
TOTAL:                 409     $103,346,320      100.00%       6.479%     664        $252,680       82.21%      61.35%    100.00%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 6 months.


ORIGINAL PREPAYMENT PENALTY TERM


                        NUMBER       AGGREGATE                             WEIGHTED   AVERAGE       WEIGHTED
                          OF         PRINCIPAL     PERCENT OF    WEIGHTED  AVERAGE   PRINCIPAL      AVERAGE      PERCENT
ORIGINAL PREPAYMENT    MORTGAGE       BALANCE       MORTGAGE     AVERAGE    CREDIT    BALANCE       ORIGINAL      FULL      PERCENT
PENALTY TERM            LOANS       OUTSTANDING       POOL        COUPON    SCORE   OUTSTANDING       LTV          DOC         IO
-------------------    --------     -----------    ----------    --------  -------- -----------     --------     -------    -------
None                      32          $8,458,497       8.18%      6.688%     654       $264,328       80.01%      65.94%    100.00%
12 Months                 16           4,513,623        4.37       6.844     668        282,101        84.03       45.61     100.00
24 Months                185          47,532,800       45.99       6.491     655        256,934        83.27       59.36     100.00
30 Months                  3             943,198        0.91       5.932     710        314,399        90.49       79.25     100.00
36 Months                173          41,898,201       40.54       6.397     674        242,186        81.07       63.96     100.00
TOTAL:                   409        $103,346,320     100.00%      6.479%     664       $252,680       82.21%      61.35%    100.00%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 29 months.


CREDIT SCORES


                 NUMBER       AGGREGATE                           WEIGHTED       AVERAGE       WEIGHTED
                   OF         PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE       PRINCIPAL      AVERAGE     PERCENT
RANGE OF        MORTGAGE       BALANCE       MORTGAGE    AVERAGE   CREDIT        BALANCE       ORIGINAL     FULL      PERCENT
CREDIT SCORES    LOANS       OUTSTANDING       POOL      COUPON    SCORE       OUTSTANDING       LTV         DOC         IO
-------------   --------    -------------   ----------  --------  --------     -----------     --------    -------    -------
537 to 550           3         $616,999         0.60%    7.150%     546          $205,666       78.96%     100.00%    100.00%
551 to 575           4        1,243,670          1.20     7.493     566           310,918        78.23       70.95     100.00
576 to 600          23        5,394,380          5.22     6.632     593           234,538        77.17       92.11     100.00
601 to 625          58       13,199,330         12.77     6.787     616           227,575        85.55       78.08     100.00
626 to 650          95       23,232,607         22.48     6.489     638           244,554        81.31       70.99     100.00
651 to 675          80       19,899,195         19.25     6.483     663           248,740        82.64       46.06     100.00
676 to 700          68       17,977,731         17.40     6.365     686           264,378        82.57       55.51     100.00
701 to 725          43       11,636,627         11.26     6.279     712           270,619        81.74       57.32     100.00
726 to 750          19        5,794,074          5.61     6.359     736           304,951        84.78       44.74     100.00
751 to 775          10        2,872,015          2.78     5.995     763           287,202        78.94       47.49     100.00
776 to 795           6        1,479,691          1.43     6.222     786           246,615        79.54       24.33     100.00
TOTAL:             409     $103,346,320       100.00%    6.479%     664          $252,680       82.21%      61.35%    100.00%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 537 to 795 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 664.

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)


                     NUMBER     AGGREGATE                           WEIGHTED    AVERAGE       WEIGHTED
                       OF       PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL      AVERAGE      PERCENT
RANGE OF            MORTGAGE     BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE       ORIGINAL      FULL      PERCENT
GROSS MARGINS        LOANS     OUTSTANDING      POOL       COUPON    SCORE    OUTSTANDING       LTV          DOC         IO
-------------       --------   -----------   ----------   -------   --------  -----------     --------     -------    -------
3.501% to 4.000%          1       $328,000       0.33%     5.500%     687        $328,000       80.00%     100.00%    100.00%
4.001% to 4.500%          3      1,001,750        1.02      5.375     652         333,917        80.00      100.00     100.00
4.501% to 5.000%          9      1,878,850        1.91      5.901     658         208,761        77.96       59.76     100.00
5.001% to 5.500%        141     36,840,616       37.50      6.208     677         261,281        81.67       55.62     100.00
5.501% to 6.000%         92     21,762,463       22.15      6.642     663         236,549        84.07       61.69     100.00
6.001% to 6.500%         51     12,754,002       12.98      6.790     653         250,078        82.69       60.94     100.00
6.501% to 7.000%         81     21,499,547       21.88      6.492     645         265,427        82.52       76.97     100.00
7.001% to 7.500%          4        937,667        0.95      7.888     671         234,417        84.25        6.40     100.00
7.501% to 8.000%          5      1,248,395        1.27      8.208     628         249,679        80.92       15.98     100.00
TOTAL:                  387    $98,251,289     100.00%     6.467%     663        $253,879       82.44%      62.03%    100.00%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.990% per annum to 8.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.952% per annum.


MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE                           WEIGHTED     AVERAGE       WEIGHTED
                                      PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL      AVERAGE    PERCENT
RANGE OF MAXIMUM      NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE       ORIGINAL    FULL      PERCENT
MORTGAGE RATES      MORTGAGE LOANS   OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING       LTV        DOC         IO
----------------    --------------   -----------   ----------   --------  --------   -----------     --------   -------    ------
3.501% to 4.000%         1              $328,000      0.33%       5.500%     687      $328,000       80.00%     100.00%    100.00%
4.001% to 4.500%         3             1,001,750       1.02        5.375     652       333,917        80.00      100.00     100.00
4.501% to 5.000%         9             1,878,850       1.91        5.901     658       208,761        77.96       59.76     100.00
5.001% to 5.500%       141            36,840,616      37.50        6.208     677       261,281        81.67       55.62     100.00
5.501% to 6.000%        92            21,762,463      22.15        6.642     663       236,549        84.07       61.69     100.00
6.001% to 6.500%        51            12,754,002      12.98        6.790     653       250,078        82.69       60.94     100.00
6.501% to 7.000%        81            21,499,547      21.88        6.492     645       265,427        82.52       76.97     100.00
7.001% to 7.500%         4               937,667       0.95        7.888     671       234,417        84.25        6.40     100.00
7.501% to 8.000%         5             1,248,395       1.27        8.208     628       249,679        80.92       15.98     100.00
TOTAL:                 387           $98,251,289    100.00%       6.467%     663      $253,879       82.44%      62.03%    100.00%


As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.375% per annum to 15.950% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.726% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)


                   NUMBER     AGGREGATE                             WEIGHTED       AVERAGE       WEIGHTED
                     OF       PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE       PRINCIPAL      AVERAGE      PERCENT
NEXT RATE         MORTGAGE     BALANCE      MORTGAGE     AVERAGE     CREDIT        BALANCE       ORIGINAL       FULL      PERCENT
ADJUSTMENT DATE    LOANS     OUTSTANDING      POOL        COUPON      SCORE       OUTSTANDING       LTV          DOC         IO
---------------   --------   -----------   ----------    --------   --------      -----------    --------      -------   -------
June 2006             14     $4,298,592        4.38%       6.914%     673           $307,042       89.54%      75.61%    100.00%
July 2006             27      7,470,108         7.60        6.959     674            276,671        89.35       51.03     100.00
August 2006            5      1,205,986         1.23        7.546     677            241,197        83.74       13.27     100.00
September 2006         4        642,367         0.65        8.065     622            160,592        84.60        0.00     100.00
October 2006          21      4,709,710         4.79        6.700     658            224,272        81.20       21.37     100.00
November 2006         10      2,538,872         2.58        6.337     653            253,887        81.04       26.34     100.00
December 2006         32      8,818,396         8.98        6.025     662            275,575        81.02       45.15     100.00
January 2007          93     24,390,036        24.82        6.383     644            262,258        81.31       79.05     100.00
February 2007         11      2,021,654         2.06        6.984     649            183,787        83.21       47.95     100.00
June 2007              2        305,497         0.31        7.098     670            152,749       100.00       50.25     100.00
July 2007              4        798,140         0.81        7.203     673            199,535        92.91      100.00     100.00
September 2007         3        592,788         0.60        6.338     670            197,596        78.43       37.65     100.00
October 2007          10      2,686,060         2.73        6.890     663            268,606        80.81        0.00     100.00
November 2007          1        380,000         0.39        6.250     713            380,000        80.00        0.00     100.00
December 2007          7      1,954,497         1.99        5.956     638            279,214        81.99       66.64     100.00
January 2008          11      2,211,800         2.25        6.241     652            201,073        78.22      100.00     100.00
February 2008          6      1,466,350         1.49        6.761     631            244,392        81.80       57.92     100.00
June 2009             78     19,970,744        20.33        6.280     679            256,035        81.92       69.62     100.00
July 2009             42     10,215,232        10.40        6.435     677            243,220        80.96       72.02     100.00
August 2009            1        192,498         0.20        5.625     702            192,498        66.27      100.00     100.00
September 2009         1        121,600         0.12        6.250     647            121,600        80.00      100.00     100.00
October 2009           3        911,562         0.93        6.616     683            303,854        80.00       39.40     100.00
November 2009          1        348,800         0.36        5.375     678            348,800        80.00      100.00     100.00
TOTAL:               387    $98,251,289      100.00%       6.467%     663           $253,879       82.44%      62.03%    100.00%

CREDIT GRADES

                                    NUMBER     AGGREGATE                           WEIGHTED    AVERAGE   WEIGHTED
                                      OF       PRINCIPAL   PERCENT OF    WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE  PERCENT
                                   MORTGAGE     BALANCE     MORTGAGE     AVERAGE    CREDIT     BALANCE    ORIGINAL  FULL     PERCENT
FREMONT UNDERWRITING GUIDELINES     LOANS     OUTSTANDING     POOL        COUPON    SCORE    OUTSTANDING    LTV      DOC       IO
-------------------------------    --------   -----------  ---------     --------  -------   -----------  -------  -------   -------
A+                                    65      $18,388,384     17.79%       6.135%     647     $282,898    82.72%   100.00%   100.00%
A                                      2          406,000      0.39%        6.420     616      203,000     85.76    100.00    100.00
  SUB-TOTAL:                          67      $18,794,384     18.19%       6.141%     647     $280,513    82.78%   100.00%   100.00%
FIELDSTONE UNDERWRITING
GUIDELINES
A+                                    17       $3,522,920      3.41%       7.042%     660     $207,231    99.02%    83.50%   100.00%
A                                    165       43,272,237     41.87%        6.495     680      262,256     82.31     65.04    100.00
A-                                     1          364,999      0.35%        6.500     550      364,999     76.84    100.00    100.00
B+                                     1          102,000      0.10%        8.150     545      102,000     85.00    100.00    100.00
  SUB-TOTAL:                         184      $47,262,156     45.73%       6.539%     678     $256,860    83.52%    66.77%   100.00%
OTHER UNDERWRITING GUIDELINES
All Other Credit Grades              158      $37,289,780     36.08%       6.574%     655     $236,011    80.27%    34.99%   100.00%
TOTAL:                               409     $103,346,320    100.00%       6.479%     664     $252,680    82.21%    61.35%   100.00%